UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2018

PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02               Results of Operation and Financial Condition.
On January 26, 2018, Provident Financial Services, Inc. (the “Company”) issued a press release reporting its financial results for the quarter and year ended December 31, 2017. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.
Item 7.01     Regulation FD Disclosure.
On January 26, 2018, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.20 per common share, payable on February 28, 2018 to stockholders of record on February 15, 2018. The Company also announced that its Board of Directors determined that the Annual Meeting of Stockholders shall be held on April 26, 2018 at the Renaissance Woodbridge Hotel, Iselin, New Jersey at 10:00 a.m. The date of March 1, 2018 was established as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.
These announcements were included as part of the press release reporting financial results for the quarter and year ended December 31, 2017 issued by the Company on January 26, 2018. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.
Item 9.01.           Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1
Press release issued by the Company on January 26, 2018 announcing its financial results for the quarter and year ended December 31, 2017, the declaration of a quarterly cash dividend and the setting of the date for the annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.
DATE: January 26, 2018	By:	/s/ Christopher Martin
Christopher Martin
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1
Press release issued by the Company on January 26, 2018 announcing its financial results for the quarter and year ended December 31, 2017, the declaration of a quarterly cash dividend and the setting of the date for the annual meeting of stockholders.